                                                                    EXHIBIT 31.1
CERTIFICATIONS

I, Jesse T. Correll, Chairman of the Board and Chief Executive Officer of United
Trust Group, Inc., certify that:

1.   I have  reviewed  this  quarterly  report on Form  10-Q of the  registrant,
     United Trust Group, Inc.;

2.   Based on my knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;

4.   The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a.   Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;

     b.   Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c.   Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent  fiscal  quarter  (the  registregistrant's  fourth  fiscal quarter in the case of an annual report) that has materially affected, or  is  reasonably  likely  to  materially  affect,  the  registrant's internal control over financial reporting; and

5.   The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation,  of internal control over financial  reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a.   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to
          record,  process,   summarize  and  report  financial  data  and  have
          identified for the  registrant's  auditors any material  weaknesses in internal controls; and

     b.   Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal controls over financial reporting.

Date:   November 10, 2003                          By  /s/ Jesse T. Correll

                                                       Chairman of the Board and
                                                       Chief Executive Officer
                                                                    EXHIBIT 31.2

CERTIFICATIONS

I,  Theodore C. Miller,  Senior Vice  President,  Corporate  Secretary and Chief
Financial Officer of United Trust Group, Inc., certify that:

1.   I have  reviewed  this  quarterly  report on Form  10-Q of the  registrant,
     United Trust Group, Inc.;

2.   Based on my knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;

4.   The  registrant's  other  certifying  officers  and I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

     a.   Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this quarterly report is being prepared;

     b.   Evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     c.   Disclosed  in this  report  any  change in the  registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual  report)  that has  materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

5.   The registrant's other certifying  officers and I have disclosed,  based on our most recent evaluation,  of internal control over financial  reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

     a.   All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to
          record,  process,   summarize  and  report  financial  data  and  have
          identified for the  registrant's  auditors any material  weaknesses in internal controls; and

     b.   Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal controls over financial reporting.

Date:   November 10, 2003                   By  /s/ Theodore C. Miller

                                              Senior Vice President, Corporate Secretary and
                                              Chief Financial Officer